UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2005

Thunderball Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Nevada	20-1667449	000-50968
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

800 Nicollet Mall, Suite 2690
Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

(612) 279-2005
(Registrant's telephone number, including area code)

Philadelphia Mortgage Corp.
2059 E. Royal Harvest Way
Salt Lake City, Utah 84121
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Pursuant to an Amended and Restated Agreement and Plan of Merger dated as of May 3, 2005 (the “Merger Agreement”), by and among Thunderball Entertainment, Inc. (f/k/a Philadelphia Mortgage Corp., the “Company”), Philadelphia Mortgage Newco, Inc., a Minnesota corporation and wholly owned subsidiary of the Company (“Merger Subsidiary”), and Thunderball Entertainment, Inc., a Minnesota corporation (“Thunderball”), Merger Subsidiary merged with and into Thunderball, with Thunderball remaining as the surviving entity and a wholly owned operating subsidiary of the Company (the “Merger”). The Merger was effective as of May 13, 2005, upon the filing of Articles of Merger with the Minnesota Secretary of State (the “Articles of Merger,” and collectively referred to with the Merger Agreement as the “Plan of Merger”).

At the effective time of the Merger, the legal existence of Merger Subsidiary ceased, and all 8,000,000 shares of common stock of Thunderball that were outstanding immediately prior to the Merger and held by Thunderball’s shareholders were cancelled, with one share of common stock of Thunderball issued to the Company. Simultaneously, the former holders of Thunderball common stock received an aggregate of 8,000,000 shares of common stock of the Company, representing approximately 93.0% of the Company’s common stock outstanding immediately after the Merger. Additionally, pursuant to the Merger Agreement, the Company cancelled 133,334 shares of common stock held by the Company’s shareholders and issued 456,141 shares of restricted common stock to certain of the Company’s shareholders.

The above-described transactions took place at the effective time of the Merger, May 13, 2005, and represent a change in control of the Company inasmuch as greater than 50% of the issued and outstanding common stock of Company after the Merger is now held by the former holders of Thunderball common stock. The Company’s common stock is the only class of capital stock outstanding, and the only class of capital stock entitled to vote on corporate matters, including the election of directors.

The following table summarizes certain information regarding the beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of five percent or more of the Company’s outstanding common stock after the Merger, by (i) each person known by the Company to be the beneficial owner of more than five percent of the Company’s outstanding common stock after the Merger, (ii) each director of the Company after the Merger, (iii) each named executive officer (as defined in Item 402(a)(3) of Regulation S-K under the Securities Act of 1933, as amended) after the Merger, and (iv) all executive officers and directors as a group, after the Merger. Unless otherwise indicated, the address of each of the following persons is 800 Nicollet Mall, Suite 2690, Minneapolis, Minnesota 55402:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Ronald E. Eibensteiner	2,000,000	(1)	23.3
Brian Niebur 9451 White Oak Trail Champlin, MN 55316	350,000		4.1
Timothy J. Walsh	0		N/A
All executive officers and directors as a group	2,350,000		27.3
D. Bradly Olah 5950 County Road 101 Plymouth, MN 55446	2,000,000		23.3
Wayne W. Mills	900,000	(2)	10.5
Aurora Technology, Inc. 10460 New Cut Road Campobello, SC 29322	500,000		5.8
Joseph E. Eibensteiner 40028 County Road 191 Sauk Centre, MN 56378	500,000		5.8
Mark Savage 10125 Crosstown Circle #210 Eden Prairie, MN 55344	500,000	(3)	5.8
Dan Ryweck 10125 Crosstown Circle #210 Eden Prairie, MN 55344	465,000	(4)	5.4
_____________________
(1) Includes (a) 1,500,000 shares of common stock held by Morgan Street Partners, LLC; and (b) 500,000 shares of common stock held by Piper Jaffray as Custodian FBO Laurie Eibensteiner. Mr. Eibensteiner is the beneficial owner of Morgan Street Partners, LLC. Ms. Eibensteiner is the spouse of Mr. Eibensteiner.
(2) Includes (a) 400,000 shares of common stock held by KM Family Investments, LLC; and (b) 250,000 shares of common stock held by Blake Advisors, LLC. Mr. Mills is the sole member of KM Family Investments, LLC and of Blake Advisors, LLC.
(3) Includes 440,000 shares of common stock held by Corporate Capital Management, L.L.C. Mr. Savage is the Manager of Corporate Capital Management, L.L.C.
(4) Includes (a) 360,000 shares of common stock held by DMSR Investments; (b) 50,000 shares of common stock held by Maricopa Equity Management Corporation; and (c) 15,000 shares of common stock held by Beverly Ryweck. Mr. Ryweck is a the managing general partner of DMSR Investments and an officer of Maricopa Equity Management Corporation. Ms. Ryweck is the spouse of Mr. Ryweck.

At the effective time of the Merger and pursuant to the Plan of Merger, the Company’s board of directors was reconstituted by the appointment of Ronald E. Eibensteiner and Brian D. Niebur, and the resignation of Quinton Hamilton, Jeff Keith and Shane Kirk all effective as of the consummation of the Merger. Biographical information for the Company’s new directors is set forth below.

Ronald E. Eibensteiner, 53, joined Thunderball as Chief Executive Officer and Chairman of Thunderball’s board of directors in January 2005. He has been the President of Wyncrest Capital, Inc. since 1993 and has been a seed investor in several early-stage technology companies. Mr. Eibensteiner served as the Chairman of the Board of Spectre Gaming, Inc. (OTCBB: SGMG) from May 1996 to February 2005 and that company’s CEO and President from February 2003 to April 2004. He was a cofounder of Diametrics Medical, Inc., a manufacturer of blood gas diagnostic systems; cofounder of OnHealth Network Company, a web-based publisher of health and wellness information, which was later purchased by WebMD; director of BigCharts, Inc., a leading provider of financial internet content, until its sale to MarketWatch.com in June 1999; and was Chairman of Prodea Software Corporation, a data-warehousing software company, until its sale to Platinum Technology, Inc., in January 1996. In 1983, Mr. Eibensteiner cofounded Arden Medical Systems and served as its Chief Financial Officer until its sale to Johnson & Johnson in 1987. Mr. Eibensteiner holds a Bachelor of Science degree in Political Science from the University of Minnesota.

Brian D. Niebur, 42, has served as Chief Financial Officer and a Director of Thunderball since January 2005. Mr. Niebur has served as Chief Financial Officer and a Director of Spectre Gaming, Inc. (OTCBB: SGMG) since February 2003. Mr. Niebur has been employed part time by Entrx Corporation (Pink Sheets: ENTX) as its treasurer and chief financial officer since February 2002. Entrx Corporation is primarily engaged in providing industrial insulation services through its California subsidiary, Metalclad Insulation Corporation. In addition, since July 2000, and also on a part-time basis, Mr. Niebur has acted as a vice president and controller for Wyncrest Capital, Inc. in Minneapolis, Minnesota, a privately held venture capital firm. From August 1997 until July 2000, Mr. Niebur was the controller for Vital Images, Inc., a developer and marketer of medical visualization and analysis software. Mr. Niebur was the vice president and controller of IVI Publishing, Inc, from September 1993 until August 1997. IVI Publishing, Inc. was an electronic publisher of health and medical information. Mr. Niebur has passed the certified public accounting examination.

Upon the effectiveness of the Merger, the Company’s executive management team was also reconstituted. Immediately prior to the effectiveness of the Merger, Quinton Hamilton served as the Company’s President. Effective upon the Merger, the Company’s newly reconstituted board of directors appointed the following individuals to serve as executive officers of the Company:

Name	Position
Ronald E. Eibensteiner	Chief Executive Officer and President
Brian D. Niebur	Chief Financial Officer, Treasurer and Secretary

The board of directors of Thunderball, the Company’s wholly owned subsidiary after the Merger, consists of Ronald E. Eibensteiner and Brian D. Niebur. Currently, Ronald E. Eibensteiner discharges the duties of Chief Executive Officer and Brian D. Niebur discharges the duties of Chief Financial Officer for Thunderball.

Item 2.01. Completion of Acquisition or Disposition of Assets.

In General

On May 13, 2005, the Merger was consummated and the Company acquired the operating business of Thunderball as a wholly owned operating subsidiary of the Company. The acquisition was effected pursuant to the Merger, wherein Merger Subsidiary merged with and into Thunderball, with Thunderball remaining as the surviving company.

At the effective time of the Merger, the legal existence of Merger Subsidiary ceased, and all 8,000,000 shares of common stock of Thunderball that were outstanding immediately prior to the Merger and held by Thunderball shareholders were cancelled, with one share of common stock of Thunderball issued to the Company such that Thunderball became a wholly owned operating subsidiary of the Company. Simultaneously, the former holders of Thunderball common stock, received an aggregate of 8,000,000 shares of common stock of the Company, representing approximately 93.0% of the Company’s common stock outstanding immediately after the Merger. Additionally, pursuant to the Merger Agreement, the Company cancelled 133,334 shares of common stock held by the Company’s shareholders and issued 456,141 shares of restricted common stock to certain of the Company’s shareholders.

Description of Business of Thunderball

General. Thunderball was incorporated on October 1, 2004 with the mission of developing games and exploiting opportunities in the redemption game market. Additionally, Thunderball is exploring other opportunities in the entertainment and gaming industries. The redemption game market is an extension of children’s video-arcade style games whereby retailers offer the games to patrons which distribute tickets for a winning game which then may be redeemed for non-cash prizes suitable for children. This concept has been adapted to other venues, utilizing non-cash prizes suited to adult patrons, such as retailer certificates, phone cards, gas cards and the like.

Thunderball has acquired the exclusive rights to distribute certain products manufactured by Alta Co. Ltd., a Japanese company (“Alta”), in the redemption and amusement markets in the United States for a period of two years ending January 1, 2007. Pursuant to a distribution agreement, Alta will manufacture and inventory games for Thunderball. Thunderball intends to develop additional games and seek relationships with other game manufacturers and developers in order to provide a comprehensive line of redemption game products. Thunderball intends to sell and place redemption devices in bars and restaurants in those states allowing for redemption gaming. Currently those states may include Florida, Georgia, Alabama, South Carolina, Illinois, North Carolina, Kentucky, Ohio, Wisconsin, Missouri, Texas and New Hampshire.

Product. Georgia Bells, a redemption game manufactured by Alta, is a video 8-line game with symbols of fruit, bells, bars and seven’s. A player’s skill at Georgia Bells is found in deciding which reels to hold after the initial spin. If a player fails to hold a single reel, the game is over and no winning combinations are dispensed. Two modes of play are offered: one as spinning reels and the second utilizing opening and closing doors to conceal spinning reels. Each redemption game machine rewards players via a ticket dispenser which vends $5, $6, or $10 redemption coupons. Thunderball is exploring incorporating “couponing” by major retailers into the game.

Sales. The following five entities are typically involved in the amusement and redemption distribution chain:

1.	The Game Developer
2.	The Distributor (who purchases the game in quantity and sells down the chain)
3.	The Operator (who places the game in a location, typically on a participation basis)
4.	The Location (bar, restaurant, store, gas station or game room)
5.	The Player (patron that plays the game)

Thunderball plans to be the game developer and intends to sell products to distributors, as well as directly to operators. In this regard, Thunderball intends to concentrate its direct sales efforts initially in Georgia.

Distributors. It is anticipated that many of Thunderball’s sales will be derived from sales to distributors with the expectation that sales through distributors will reduce customer contact measurably and consequently minimize costs. Thunderball intends to appoint certain companies as distributors for a product line based upon geography or past experience with Thunderball. It is anticipated that these distributors will have their own sales, support, financing and delivery personnel to interface with operators and will purchase the product at a discount and re-sell to the operators.

Direct Sales. Thunderball also anticipates selling games directly to an operator or a location. Thunderball expects that these types of sales will generate the highest gross margin for Thunderball, but will require increased sales and support infrastructure from Thunderball and increased sensitivity to relationships with distributors and operators.

Risk Factors

The purchase of shares of the Company’s common stock is very speculative and involves a very high degree of risk. An investment in the Company is suitable only for the persons who can afford the loss of their entire investment. Accordingly, investors should carefully consider the following risk factors, as well as other information set forth herein, in making an investment decision with respect to securities of the Company.

We have no operating history and we anticipate incurring future losses.

We are in the early stages of developing a business plan to provide redemption games. We are therefore subject to all of the risks and uncertainties inherent in establishing a new business. We have no prior operating history for these products from which to evaluate our success, or our likelihood of success in operating our business, generating any revenues or achieving profitability. In sum, we have very limited assets, very little operating revenue and uncertain prospects of future profitable operations. We cannot assure you that our operations will be successful and the likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered in connection with the formation of a new business, development of technology and the competitive environment in which we operate. We anticipate that we will incur losses in the near future.

We will need additional financing in the future and any such financing will likely be dilutive to our existing shareholders.

We will likely require additional sources of financing before we can generate revenues needed to sustain operations. In particular, management believes that the Company’s current cash is sufficient to continue operations only through December 2005. Our operations, as currently conducted or anticipated to be conducted, generate costs related to the exploration of additional business opportunities, as well as ongoing personnel, legal and accounting expenses. If we are unable to capitalize on existing opportunities or locate and act on other business opportunities, or if expenditures exceed our current expectations, we will be required to find additional sources of financing. Even if we successfully avail ourselves of current or future opportunities, additional financing may be required to expand or continue being involved in such opportunities.

Additional financing could be sought from a number of sources, including but not limited to additional sales of equity or debt securities (including equity-linked or convertible debt securities), loans from banks, loans from affiliates of the Company or other financial institutions. No assurance, however, can be given that we will be able to sell any securities or obtain any such additional financing when needed, or do so on terms and conditions acceptable or favorable to the Company, if at all. If financing is not available, we may be forced to abandon our business plans or our entire business, discontinue our preparation and filing of public disclosure reports with the United States Securities and Exchange Commission, or dissolve the Company. If we successfully enter into a financing transaction, any additional equity or equity-linked financing would be dilutive to shareholders, and additional debt financing, if available, may involve restrictive covenants.

Our independent auditors have substantial doubt about our ability to continue as a going concern.

We have had net losses for the period ended December 31, 2004, and we had an accumulated deficit as of December 31, 2004. Since the financial statements for this period were prepared assuming that we would continue as a going concern, in the view of our independent auditors, these conditions raise substantial doubt about our ability to continue as a going concern.

Furthermore, since we are pursuing a new line of business, this diminishes our ability to accurately forecast our revenues and expenses. Our ability to continue as a going concern depends, in large part, on our ability to raise sufficient capital through subsequent equity or debt financing transactions. If we are unable to raise additional capital, we may be forced to discontinue our business.

The redemption gaming products critical to our future success have not been, and may never be, fully developed.

Pursuant to the exclusive distribution agreement with Alta, Thunderball has distribution rights to Georgia Bells. We intend to develop additional redemption games to supplement Alta’s Georgia Bells. The development process has not yet been commenced and we cannot be certain that the products will work as anticipated and required for use in a highly regulated marketplace. The completion of the development of additional redemption games remains subject to all the risks associated with the development and manufacture of new products based on innovative technologies, including unanticipated technical or other problems, failures to meet regulatory requirements or performance objectives, and the possible insufficiency of the funds allocated for the completion of such development, which could result in a change in the design, delay in the development, or abandonment of such system and its products. Consequently, there can be no assurance that additional redemption gaming products will be fully developed or successfully manufactured. Our failure to develop additional gaming products will likely have a materially adverse effect on our business and prospects for future profitability.

Even if successfully developed, our additional redemption gaming products may not be accepted by the marketplace.

Additional redemption gaming products, even if successfully tested, developed and manufactured, will be competing against existing competing games and products in the gaming marketplace. There can be no assurance that the market will accept our products.

The Company currently has no required licenses and permits for its gaming business.

The gaming industry in the United States is highly regulated, and frequently requires operators of gaming facilities and manufacturers and distributors of gaming machines and related equipment to acquire various authorizations, licenses, permits or other forms of approval from governmental, tribal and/or quasi-governmental agencies or bodies. At this time, we possess no authorizations, licenses, permits or other forms of approval that may be required for us to manufacture, manage and service our anticipated gaming products. We cannot be certain that we will be able to successfully obtain any of the foregoing authorizations, licenses, permits, or other forms of approval. Any failure on our part to obtain required authorizations, licenses, permits or other form of approval may thwart our business plans significantly or entirely.

We will depend upon others for the manufacture of our gaming products, which will subject our business to the risk that we will be unable to fully control the supply of our products to the market.

Our ability to develop, manufacture and successfully commercialize our proposed products depends upon our ability to enter into and maintain contractual and collaborative arrangements with others. We do not intend to manufacture any of our proposed products; but instead intend to retain contract manufacturers. There can be no assurance that any manufacturers will be able to supply our products in the required quantities, at appropriate quality levels or at acceptable costs. We may be adversely affected by any difficulties encountered by such third-party manufacturers that result in product defects, production delays or the inability to fulfill orders on a timely basis. If a manufacturer cannot meet our quality standards and delivery requirements in a cost-efficient manner, we would likely suffer interruptions of delivery while we arrange for alternative manufacturing sources. Any extended disruption in the delivery of products could result in our inability to satisfy customer demand for our products. Consequently, our inability to obtain alternative sources on a timely basis may have a material adverse effect on our business and results of operations.

Our reliance on third-party manufacturers and other third parties in other aspects of our business will reduce any profits we may earn from our products, and may negatively affect future product development.

As noted above, we currently intend to market and commercialize products manufactured by others, and in connection therewith we will likely be required to enter into manufacturing, licensing and distribution arrangements with third parties. These arrangements will likely reduce our product profit margins. In addition, the identification of new product candidates for development may require us to enter into licensing or other collaborative agreements with others. These collaborative agreements may require us to pay license fees, make milestone payments, pay royalties and/or grant rights, including marketing rights, to one or more parties. Any such arrangement will likely reduce our profits. Moreover, these arrangements may contain covenants restricting our product development or business efforts in the future.

We may not be able to enter into manufacturing agreements or other collaborative agreements on terms acceptable to us, if at all, which failure would materially and adversely affect our business.

We cannot be sure that we will be able to enter into manufacturing or other collaborative arrangements with third parties on terms acceptable to us, if at all, when and as required. If we fail to establish such arrangements when and as necessary, we could be required to undertake these activities at our own expense, which would significantly increase our capital requirements and may delay the development, manufacture and installation of our redemption gaming machines. If we could not find ways of addressing these capital requirements, we would likely be forced to sell or abandon our business.

We are highly dependent on the services provided by certain executives and key personnel.

Our success depends in significant part upon the continued service of certain senior management and other key personnel. In particular, we are materially dependent upon the services of Ronald E. Eibensteiner, a director of the Company and our President and Chief Executive Officer. We do not have an employment agreement with Mr. Eibensteiner, and if he should no longer serve the Company it would likely have a materially adverse impact on our business, financial condition and operations. The Company has not secured any “key person” life insurance covering the life of Mr. Eibensteiner.

Our success also depends on our ability to identify, hire, train, retain and motivate highly skilled technical, managerial, sales and marketing personnel. We intend to hire a number of sales, business development, marketing, technical and administrative personnel in the future. Competition for such personnel is intense and there can be no assurance that we will successfully attract, assimilate or retain a sufficient number of qualified personnel. The failure to retain and attract the necessary technical, managerial, sales and marketing and administrative personnel could have a material adverse impact on our business, financial condition and operations.

Our officers and directors, together with certain affiliates, possess substantial voting power with respect to our common stock, which could adversely affect the market price of our common stock.

As of May 13, 2005, our officers and directors collectively possessed beneficial ownership of 2,350,000 shares of our common stock, which represents approximately 27.3% of our common stock. Certain other significant shareholders, including D. Bradly Olah and Wayne W. Mills collectively possessed beneficial ownership of a total of 2,900,000 shares of common stock, which represents approximately 33.7% of our common stock. When taken together, our directors, officers and significant shareholders have beneficial ownership of approximately 61.0% of our common stock. This represents a significant and controlling portion of the voting power of the Company’s shareholders. As a result, our directors and officers, together with significant shareholders, have the ability to wholly control our management and affairs through the election and removal of our entire board of directors, and all other matters requiring shareholder approval, including the future merger, consolidation or sale of all or substantially all of our assets. This concentrated control could discourage others from initiating any potential merger, takeover or other change-of-control transaction that may otherwise be beneficial to our shareholders. As a result, the return on an investment in our common stock through the market price of our common stock or ultimate sale of our business could be adversely affected.

Our common stock trades only in an illiquid trading market.

Trading of our common stock is conducted through the “pink sheets.” This has an adverse effect on the liquidity of our common stock, not only in terms of the number of shares that can be bought and sold at a given price, but also through delays in the timing of transactions and reduction in security analysts’ and the media’s coverage of our Company and its common stock. This may result in lower prices for our common stock than might otherwise be obtained and could also result in a larger spread between the bid and asked prices for our common stock.

There is currently little trading volume in our common stock, which may make it difficult to sell shares of our common stock.

In general, there has been very little trading activity in our common stock. Over the past three months, the average daily trading volume (as reported by Yahoo Finance) has been approximately 0 shares. The relatively small trading volume will likely make it difficult for our shareholders to sell their shares as and when they choose. Furthermore, small trading volumes generally depress market prices. As a result, you may not always be able to resell shares of our common stock publicly at the time and prices that you feel are fair or appropriate.

Because it is a “penny stock,” you may have difficulty selling shares of our common stock.

Our common stock is a “penny stock” and is therefore subject to the requirements of Rule 15g-9 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Under this rule, broker-dealers who sell penny stocks must provide purchasers of these stocks with a standardized risk- disclosure document prepared by the Securities and Exchange Commission. Under applicable regulations, our common stock will generally remain a “penny stock” until and for such time as its per-share price is $5.00 or more (as determined in accordance with SEC regulations), or until we meet certain net asset or revenue thresholds. These thresholds include the possession of net tangible assets (i.e., total assets less intangible assets and liabilities) in excess of $2,000,000 in the event we have been operating for at least three years or $5,000,000 in the event we have been operating for fewer than three years, and the recognition of average revenues equal to at least $6,000,000 for each of the last three years. We do not anticipate meeting any of the foregoing thresholds in the foreseeable future.

The penny-stock rules severely limit the liquidity of securities in the secondary market, and many brokers choose not to participate in penny-stock transactions. As a result, there is generally less trading in penny stocks. If you become a holder of our common stock, you may not always be able to resell shares of our common stock publicly at the time and prices that you feel are fair or appropriate.

We have no intention of paying dividends on our common stock.

To date, we have not paid any cash dividends and do not anticipate the payment of cash dividends in the foreseeable future. Accordingly, the only return on an investment in shares of our common stock, if any, may occur upon a subsequent sale of such shares.

Forward-Looking Statements

This Current Report contains forward-looking statements regarding, among other items, expected sales penetration, our growth strategy and anticipated trends in the industry and our business. These forward-looking statements are based largely on our expectations and are subject to a number of risks and uncertainties, most of which are beyond our control. Actual results could likely differ materially from these forward-looking statements. In light of these risks and uncertainties, there can be no assurance that any of the forward-looking information contained in this Current Report will, in fact, transpire or prove to be accurate.

Item 3.02. Unregistered Sales of Equity Securities.

As disclosed under Item 1.01 above, in connection with the Merger, the Company issued an aggregate of 8,000,000 shares of its common stock to the former holders of Thunderball common stock. The Company relied on the exemption from federal registration under Section 4(2) of the Securities Act of 1933, as amended, and/or Rule 506 promulgated thereunder, based on its belief that the issuance of such securities did not involve a public offering, as there were only approximately 29 investors, all of whom, either alone or through a purchaser representative, had such knowledge and experience in financial and business matters so that each was capable of evaluating the risks of the investment.

Additionally, as disclosed under Item 1.01 above, in connection with the Merger, the Company cancelled 133,334 shares of common stock held by certain of the Company’s shareholders and, in exchange, issued to such shareholders 85,640 shares of common stock restricted under Rule 144. The Company relied on the exemption from federal registration under Section 3(a)(9) of the Securities Act of 1933, as amended, based on its belief that the securities were exchanged with existing shareholders without commission or any other remuneration being paid or given directly or indirectly.

The Company also issued 373,501 shares of common stock restricted under Rule 144 to certain individuals in exchange for payment of costs and for services rendered in connection with the Merger. The Company relied on the exemption from federal registration under Section 4(2) of the Securities Act of 1933, as amended, based on its belief that the issuance of such securities did not involve a public offering, as there were only 4 investors, all of whom, either alone or through a purchaser representative, had such knowledge and experience in financial and business matters so that each was capable of evaluating the risks of the investment.

Item 5.01. Changes in Control of Registrant.

The disclosures set forth in Item 1.01 are hereby incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The disclosures set forth in Item 1.01 are hereby incorporated by reference into this Item 5.02.

Effective as of May 13, 2005, the Company appointed Timothy J. Walsh to its Board of Directors. Mr. Walsh is currently a consultant to Thunderball. It is not anticipated that Mr. Walsh will be appointed to serve on any committees of the Board of Directors.

Timothy J. Walsh, 43, has served as a Director of Thunderball since May 2005.  From November 2001 to January 2005, Mr. Walsh served as the Senior Vice President, Sales and Marketing of Sagebrush Corporation whose primary business activity is providing information access systems to educational institutions.  From 1999 to November 2001, Mr. Walsh served as founder and President of Shopforschool, a start-up internet venture whose primary focus was providing parents with a vehicle to raise funds for schools through online shopping. Mr. Walsh has extensive experience in start-up companies and high growth technology companies. Mr. Walsh is a graduate of University of Kansas, with a degree in Political Science.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger, effective as of May 13, 2005, the fiscal year for the Company has been changed from January 31 to December 31 to comport with the fiscal year for Thunderball. A Form 10-QSB will be filed for the period ending June 30, 2005.

On May 19, 2005, the Company’s board of directors authorized and effected a change in the Company's name from Philadelphia Mortgage Corp. to Thunderball Entertainment, Inc. The name change was effective by filings made with the Nevada Secretary of State on May 19, 2005.

Item 9.01. Financial Statements and Exhibits.

(a) The financial statements as of December 31, 2004 of Thunderball are attached as an exhibit hereto pursuant to Item 2.01 of Form 8-K.

(b) As a result of its acquisition of Thunderball described in Item 1.01, the Company will file the pro forma financial information required by Item 9.01 prior to July 29, 2005.

(c) Exhibits

Ex. No.	Description

2.1	Amended and Restated Agreement and Plan of Merger by and among Thunderball Entertainment, Inc. (f/k/a Philadelphia Mortgage Corp.), Philadelphia Mortgage Newco, Inc. and Thunderball Entertainment, Inc. dated May 3, 2005.

2.2	Articles of Merger relating to the merger of Philadelphia Mortgage Newco, Inc., a wholly owned subsidiary of the Company, with Thunderball Entertainment, Inc., as filed with the Minnesota Secretary of State on May 13, 2005.

99.1	Audited Financial Statements of Thunderball Entertainment, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thunderball Entertainment, Inc.

Date: May 19, 2005	By:	/s/ Brian D. Niebur
Brian D. Niebur
Chief Financial Officer

EXHIBIT INDEX

2.1	Amended and Restated Agreement and Plan of Merger by and among Thunderball Entertainment, Inc. (f/k/a Philadelphia Mortgage Corp.), Philadelphia Mortgage Newco, Inc. and Thunderball Entertainment, Inc. dated May 3, 2005.

2.2	Articles of Merger relating to the merger of Philadelphia Mortgage Newco, Inc., a wholly owned subsidiary of the Company, with Thunderball Entertainment, Inc., as filed with the Minnesota Secretary of State on May 13, 2005.

99.1	Audited Financial Statements of Thunderball Entertainment, Inc.

THUNDERBALL ENTERTAINMENT, INC.
(A Development Stage Company)

FINANCIAL STATEMENTS

Period Ended December 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors
Thunderball Entertainment, Inc.
Minneapolis, MN

We have audited the accompanying balance sheet of Thunderball Entertainment, Inc. (a development stage company) (the Company) as of December 31, 2004 and the related statements of operations, stockholders' deficit and cash flows for the period from October 1, 2004 (inception) to December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Thunderball Entertainment, Inc. (a development stage company) as of December 31, 2004 and the results of its operations and its cash flows for the period from October 1, 2004 (inception) to December 31, 2004, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company had a net loss for the period ended December 31, 2004 and had an accumulated deficit at December 31, 2004 and does not have adequate liquidity to fund its operations during 2005. These conditions raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Virchow, Krause & Company, LLP

Minneapolis, Minnesota
April 4, 2005

THUNDERBALL ENTERTAINMENT, INC.
(A Development Stage Company)

BALANCE SHEET

December 31,
2004
ASSETS
CURRENT ASSETS
Cash	$1,000

TOTAL ASSETS	$1,000

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES
Accounts payable	$16,353
Loan payable - related party	1,000
TOTAL CURRENT LIABILITIES	17,353

STOCKHOLDERS’ DEFICIT
Capital stock, par value $.01 per share, 50,000,000 shares authorized; 0 common shares issued and outstanding	-
Deficit accumulated during development stage	(16,353)
TOTAL STOCKHOLDERS’ DEFICIT	(16,353)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$1,000

See notes to financial statements.

THUNDERBALL ENTERTAINMENT, INC.
(A Development Stage Company)

STATEMENT OF OPERATIONS

October 1, 2004(Inception) to December 31, 2004
OPERATING EXPENSES
General and administrative	$16,353
16,353

NET LOSS	$(16,353)

See notes to financial statements.

THUNDERBALL ENTERTAINMENT, INC.
(A Development Stage Company)

STATEMENT OF STOCKHOLDERS’ DEFICIT

	Common Stock		Additional Paid-in	Deficit Accumulated During Development
	Shares	Amount	Capital	Stage	Total

Balance, October 1, 2004 (inception)	-	$-	$-	$-	$-
Net loss	-	-	-	(16,353)	(16,353)

Balance, December 31, 2004	-	$-	$-	$(16,353)	$(16,353)

See notes to financial statements.

THUNDERBALL ENTERTAINMENT, INC.
(A Development Stage Company)

STATEMENT OF CASH FLOWS

October 1, 2004 (Inception) to December 31, 2004
OPERATING ACTIVITIES
Net loss	$(16,353)
Adjustments to reconcile net loss to net cash used by operating activities:
Changes in operating assets and liabilities
Accounts payable	16,353
Net cash provided by operating activities	-

FINANCING ACTIVITIES
Proceeds from loan payable - related party	1,000
Net cash provided by financing activities	1,000

NET INCREASE IN CASH	1,000

CASH
Beginning of period	-

End of period	$1,000

See notes to financial statements.

THUNDERBALL ENTERTAINMENT, INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
December 31, 2004

1.     Summary of Significant Accounting Policies

Description of Business

Thunderball Entertainment, Inc., (Thunderball or the Company) began business in Minnesota on October 1, 2004 with the mission to develop and distribute products in the redemption game market. The redemption game market allows patrons to play games, receive "tickets" for playing the games, and then redeem the tickets for prizes. The tickets utilized for these games include, for example, gift certificates, phone cards, gas cards, etc. These types of games are usually located in bars and restaurants.

Use of Estimates

The preparation of these financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts and disclosures in the financial statements and accompanying notes. Actual results could differ from these estimates.

Fair Value of Financial Instruments

The carrying amounts for all financial instruments approximate fair value. The carrying amounts for cash, accounts payable and loan payable - related party approximate fair value because of the short maturity of these instruments.

Income Taxes

The Company utilizes the liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the expected future tax consequences attributable to temporary differences between the financial statement and income tax reporting bases of assets and liabilities. Deferred tax assets are reduced by a valuation allowance to the extent that realization is not assured.

2.     Development Stage Company

The Company is a development stage company that has not generated any revenues to date.

The accompanying financial statements have been prepared on the basis that the Company will continue as a going concern. The Company had a net loss for the year ended December 31, 2004. The financial statements do not include any adjustments that might result from the Company not continuing as a going concern. To provide additional working capital, management intends to raise funds through equity financing. If the Company is not able to raise additional working capital, it would have a material adverse effect on the operations of the Company.

3.     Loan Payable - Related Party

At December 31, 2004, the Company had an unsecured loan payable of $1,000. The loan is due upon demand and is non-interest bearing. (See Notes 5 and 6)

4.     Income Taxes

Deferred tax asset and liabilities are based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates.

A valuation allowance is provided as it is likely that Thunderball will not realize the benefits of deferred tax assets. The primary deferred tax assets are the net operating loss carryforwards. As of December 31, 2004, a valuation allowance of $6,200 has been established. State tax effects are insignificant and not separately disclosed.

As of December 31, 2004, Thunderball had net operating loss carryforwards of approximately $16,000 which begin to expire in 2024.

5.     Related Party Transactions

A company wholly-owned by Thunderball’s Chief Executive Officer and Chairman and employing a director and Chief Financial Officer of Thunderball charged approximately $4,500 for rent during 2004. The rent agreement is month-to-month with a base rent of $1,500 per month.

A limited liability company, owned by the spouse and daughter of Thunderball’s Chief Executive Officer and Chairman, loaned the Company $1,000 in October 2004. The loan was due upon demand and was non- interest bearing. The loan remained outstanding as of December 31, 2004. (See Notes 3 and 6)

6.     Subsequent Events

In January 2005, the Company began a private placement which ended in February 2005 (the “Offering”). In the Offering, the Company sold a total of 5,500,000 shares of its common stock for a per share price of $0.01 (i.e., raising a gross total of $55,000). The Offering was a private placement made under Rule 506 promulgated under the Securities Act of 1933, as amended. The Company raised funds in this private placement in anticipation of entering into the business of developing and distributing products in the redemption game market.

In January 2005, the Company issued 1,000,000 shares of its common stock to Aurora Technology, Inc. (“Aurora”) pursuant to an agreement whereby Aurora transferred to the Company its rights to a distribution agreement by and between Aurora and Alta Co. Ltd. The agreement with Alta Co. Ltd. expires on January 1, 2007.

In January 2005, the Company entered consulting agreements with 4 individuals, each of which are shareholders of the Company. The Company issued a total of 500,000 shares of its common stock to the four individuals as compensation for the consulting services. The shares were valued at $.01 per share, based upon the last sales price of Company common stock on the day the consulting agreements were executed, and charged to expense in January.

In January 2005, the Company repaid the $1,000 loan payable to a related party.

In February 2005, the Company began a second private placement which ended in March 2005 (the “Second Offering”). In the Second Offering, the Company sold a total of 1,000,000 shares of its common stock for a per share price of $0.50 (i.e., raising a gross total of $500,000). The Offering was a private placement made under Rule 506 promulgated under the Securities Act of 1933, as amended. The Company raised funds in this private placement in anticipation of entering into the business of developing and distributing products in the redemption game market.

In February 2005, the Company signed a Letter of Intent with Philadelphia Mortgage Corporation (Pink Sheets: PMCP) (“Philadelphia”) whereby Thunderball shall merge with a wholly-owned subsidiary of Philadelphia in exchange for 8,000,000 shares of Philadelphia common stock. Closing of the definitive agreement is subject to certain requirements including completion of final documentation, due diligence and other customary pre-closing conditions. There is no assurance this transaction will be completed.